UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025, upon the recommendation of the Compensation Committee (the “Committee”), the Board of Directors of Hooker Furnishings Corporation (the “Company”) approved new employment agreements for the Company’s Chief Executive Officer, Jeremy R. Hoff, the Company’s Chief Financial Officer, C. Earl Armstrong III, and the Company’s Chief Administrative Officer and President – Domestic Upholstery, Anne J. Smith. The employment agreements, which were executed on February 20, 2025, for Messrs. Hoff and Armstrong and Ms. Smith contain a description of expected duties, base salary, benefits, short-term and long-term incentives, and severance in the event of termination without cause or for good reason or in the event of termination without cause or for good reason within one year of a qualifying change in control. The employment agreements also contain restrictive covenants which specify confidentiality, non-solicitation, non-competition, and non-disparagement during and after employment with the Company.

The new agreements for Messrs. Hoff and Armstrong and Ms. Smith, which are included as exhibits to this Form 8-K and hereby incorporated by reference into this Item, encompass the entire understanding between the parties and supersede all prior agreements.

On February 20, 2025, the Committee also approved annual base salaries, annual cash incentives and long-term incentives for the Company’s executive officers. This amended Current Report on Form 8-K/A amends the Company’s Current Report on Form 8-K filed on December 10, 2024 which initially reported Mr. Armstrong’s promotion to Chief Financial Officer. His compensation for such role was not set until February 20, 2025.

Annual Base Salary

The base salary for each executive officer for 2025 will be:

Base Salary
Jeremy R. Hoff, CEO and Director	$680,000
C. Earl Armstrong III, CFO and Senior VP – Finance and Accounting	375,000
Anne J. Smith, CAO and President – Domestic Upholstery	375,000

Annual Cash Incentives

The annual cash incentive for each executive officer for the Company’s 2026 fiscal year, which ends February 1, 2026, will be paid if the Company attains certain revenue (30% weight) and operating income (70% weight) targets for fiscal 2026, as approved by the Board of Directors. No cash bonus is payable if the Company fails to reach the threshold performance goal range and the cash bonus is capped at 2x target payment if the Company reaches or exceeds the maximum performance goal range. There will be full interpolation for performance between the three discrete performance levels.

The annual cash incentive potential for each of the executive officers is as follows:

	If the Company Attains:
	Threshold	Target	Maximum
Jeremy R. Hoff	$204,000	$680,000	$1,360,000
C. Earl Armstrong III	67,500	225,000	450,000
Anne J. Smith	67,500	225,000	450,000

Time-Based Restricted Stock Units (RSUs). Each time-based RSU grant vests ratably by entitling the executive officer to receive one third of the grant if he or she remains continuously employed with the Company through the end of each service period that ends February 20, 2026, February 20, 2027, and February 20, 2028, respectively. At the discretion of the Committee, the RSUs may be paid in shares of the Company’s common stock, cash (based on the fair market value of a share of the Company’s common stock on the date payment is made), or both. In addition to the service-based vesting requirement, 100% of an executive officer’s RSUs will vest upon a change of control of the Company and a prorated number of the RSUs will vest upon the death, disability or retirement of the executive officer. Dividends declared on unvested RSUs awards accumulate in cash and are paid out only upon vesting of the underlying shares.

The number of RSUs awarded to each executive officer is set forth in the table below.

Executive Officer	Number of RSUs
Jeremy R. Hoff	40,383
C. Earl Armstrong III	11,494
Anne J. Smith	8,621

Performance-based Restricted Stock Units (“PSUs”) Each performance-based RSU entitles the executive officer to receive one share of the Company’s common stock based on the achievement of specified performance conditions (described below) if the executive officer remains continuously employed by the Company through the end of the three-year performance period. The PSUs shall vest subject to the Company’s attainment of pre-established performance goals of: (1) the Company’s absolute EPS compound annual growth rate (“EPS CAGR”) and (2) relative Total Shareholder Return as measured against the Company’s compensation peer group, both over a three-year performance period that began February 3, 2025 and ends January 30, 2028, as approved by the Committee. “Total Shareholder Return” shall be measured by the average price for the twenty trading days prior to the start of the performance period versus the average price for the last twenty trading days of the performance period. The payout or settlement of the PSUs shall be made in shares of the Company’s common stock (based on the fair market value of the shares of the Company’s common stock on the date of settlement or payment). Dividends declared on unvested PSU awards accumulate in cash and are paid out only upon vesting of the underlying shares.

The settlement or payment for each executive officer under his or her PSU will be the sum of the following share amounts:

a.	An amount set forth in the table below based on the compound annual growth of the Company’s fully diluted earnings per share from continuing operations (“EPS”) over the performance period. The Company’s EPS CAGR must be at least 5% over the performance period for a payment to be made. There will be full interpolation for performance between the three discrete performance levels.

Executive Officer	Threshold (5%)	Target (10%)	Maximum (25%)
Jeremy R. Hoff	6,057	20,192	40,383
C. Earl Armstrong III	1,724	5,747	11,494
Anne J. Smith	1,293	4,311	8,621

b.	An amount set forth in the table below based on the Company’s growth of Total Shareholder Return over the performance period relative to a group of specified peer companies. Payout capped at target if the Company’s Total Shareholder Return for the performance period is negative. There will be full interpolation for performance between the three discrete performance levels.

Executive Officer	Threshold (25%)	Target (50%)	Maximum (75%)
Jeremy R. Hoff	6,057	20,192	40,383
C. Earl Armstrong III	1,724	5,747	11,494
Anne J. Smith	1,293	4,311	8,621

Item 9.01. Financial Statements and Exhibits.

10.1	Employment Agreement dated February 20, 2025, by and Between Hooker Furnishings Corporation and Jeremy R. Hoff.
10.2	Employment Agreement dated February 20, 2025, by and Between Hooker Furnishings Corporation and C. Earl Armstrong III.
10.3	Employment Agreement dated February 20, 2025, by and Between Hooker Furnishings Corporation and Anne J. Smith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

By:	/s/ C. Earl Armstrong III
C. Earl Armstrong III
Chief Financial Officer and
Senior Vice-President – Finance and Accounting

Date: February 26, 2025

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